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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CALIFORNIA INDEPENDENT BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule, or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CALIFORNIA INDEPENDENT BANCORP
1227 BRIDGE STREET, SUITE C
YUBA CITY, CALIFORNIA 95991
(530) 674-6000

To Our Shareholders:

        I am pleased to invite you to attend the Annual Meeting of Shareholders of California Independent Bancorp to be held on Tuesday, May 20, 2003, at 6:00 p.m. (Pacific Daylight Time) at the Feather River State Bank branch located at 777 Colusa Avenue, Yuba City, California, 95991. Enclosed are the Secretary's official notice of this meeting, a proxy statement, and form of proxy for your utilization.

        At this year's annual shareholders meeting, you will be asked to elect those nominees to serve on the Board of Directors, to approve the appointment of Perry-Smith LLP to act as our independent accountants, and to conduct such other business as may appropriately be conducted at the meeting. The Notice of Annual Meeting and Proxy Statement contain a more complete description of the matters to be considered and acted upon. You should read those documents carefully.

        In addition to these business items, I will report to you the results of operations over the last year, describe our plans, respond to comments, and answer questions that may be of general interest to the shareholders.

        The entire Board of Directors encourages you and hopes that you are able to personally attend the Annual Meeting. Should you be unable to do so, it is important that your shares be represented and voted at the meeting. Accordingly, we urge you to please complete, sign, date, and return the enclosed proxy as soon as possible. If your plans should change and you are subsequently able to attend the meeting, your proxy may be withdrawn and you may personally vote your shares.

        I look forward to seeing you at the annual meeting on Tuesday, May 20, 2003.

Sincerely,

John I. Jelavich President and Chief Executive Officer

CALIFORNIA INDEPENDENT BANCORP
1227 BRIDGE STREET, SUITE C
YUBA CITY, CALIFORNIA 95991
(530) 674-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2003

6:00 P.M. (Pacific Daylight Time)

To the Shareholders of California Independent Bancorp Common Stock:

        The Annual Meeting of Shareholders of California Independent Bancorp, a California corporation ("Company") and the bank holding company for Feather River State Bank ("Bank"), will be on Tuesday, May 20, 2003, at 6:00 p.m. (Pacific Daylight Time) at the Bank's branch located at 777 Colusa Avenue, Yuba City, California, 95991, for the following purposes:

  1.
  To elect nine (9) directors to serve until the 2004 Annual Meeting of Shareholders. The names of the nominees for the Board of Directors of the Company are set forth in the accompanying Proxy Statement;

  2.
  To ratify the appointment of Perry-Smith LLP to act as the Company's independent accountants for 2003; and

  3.
  To consider and transact such other business as may be properly brought before the meeting and any adjournments thereof.

        These proposals are more fully described in the accompanying Proxy Statement to which your attention is invited.

        In accordance with the Company's Bylaws, the Board of Directors has chosen March 25, 2003, as the "record date" to identify those shareholders entitled to notice of and the right to vote at the Annual Meeting.

        All shareholders are cordially invited to attend the Annual Meeting in person. YOUR VOTE IS IMPORTANT. To ensure that your shares will be represented at the meeting, please date, execute, and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting. You may revoke the proxy at any time prior to the time it is voted. Any shareholder present at the meeting may vote personally on all matters brought before the meeting, in which event your proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Kevin R. Watson Kevin R. Watson, Corporate Secretary

April 4, 2003
Yuba City, California

        WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CALIFORNIA INDEPENDENT BANCORP

PROXY STATEMENT

INFORMATION CONCERNING PROXY

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of California Independent Bancorp ("Company"), the bank holding company for Feather River State Bank ("Bank"), of the enclosed proxy for use at the 2003 Annual Meeting of Shareholders of the Company and at any adjournments thereof ("Meeting"), to be held on Tuesday, May 20, 2003, at 6:00 p.m. (Pacific Daylight Time), at the Bank's branch located at 777 Colusa Avenue, Yuba City, California, 95991.

        As many of our shareholders are unable to personally attend the Meeting, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by duly executed proxies in the accompanying form received by management prior to the Meeting will be voted at the Meeting. A shareholder executing and delivering the enclosed proxy may revoke such proxy at any time prior to the proxy being voted. A proxy may be revoked: (i) by written notice to Kevin R. Watson, Corporate Secretary of the Company; (ii) by a subsequently dated proxy; or (iii) by attending the Meeting and voting by ballot. If a shareholder specifies a choice with respect to any matter to be acted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by this proxy will be voted in favor of election of the nominees specified and in favor of the specified proposals. A shareholder who attends the Meeting may vote by ballot at the Meeting, thereby canceling any proxy the shareholder may have given previously.

        The Proxy Committee is composed of three directors of the Company, David A. Offutt, Michael C. Wheeler, and William H. Gilbert, who will vote all shares of Common Stock represented by the proxies. The Proxy Committee, however, cannot vote the shares of a shareholder unless the shareholder signs and returns a proxy. Proxy cards also confer upon the Proxy Committee discretionary authority to vote the shares represented on any matter that was not known at the time this Proxy Statement was mailed which may be properly presented for action at the Meeting. Such matters may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any persons to any office for which a bona fide nominee is named, if such nominee is unable or will not serve.

        The principal method by which the Board of Directors is soliciting proxies is by mail. Additional solicitations, however, may be made by telephone, telegraph, or personal visits by directors, officers, and employees of the Company. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy soliciting firm engaged by the Company. A copy of the Company's Annual Report for the year 2002 is being sent with this Proxy Statement. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 4, 2003.

        The proxy card format enables you to record your vote on each matter. If you wish to withhold your vote for any one or more directors, circle and draw a line through the name of each director for whom you wish to withhold your vote. You may withhold authority to vote for all of the directors by placing an X in the box marked WITHHOLD AUTHORITY. You may vote FOR or AGAINST each other item by placing an X in the box appropriately marked. Please note that a vote to ABSTAIN may have the same effect as a vote AGAINST.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

        The purpose of the Annual Meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the directors.

Who is entitled to vote?

        Only shareholders of record at the close of business on the record date, March 25, 2003 (the "Record Date"), are entitled to vote at the Meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

        The Board recommends a vote FOR each of the nominees and FOR the ratification of the appointment of Perry-Smith LLP to act as the Company's independent accountants for 2003.

How do I vote?

        Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the Meeting, you may deliver your completed proxy card(s) in person.

        If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

        Yes. You have the right to revoke your proxy at any time before the Meeting by notifying Kevin R. Watson, Corporate Secretary of the Company, at 1227 Bridge Street, Suite C, Yuba City, CA 95991, in writing, voting in person or returning a later-dated proxy card.

Who will count the vote?

        Kevin R. Watson, Corporate Secretary, will count the votes and act as the inspector of election. Our transfer agent, U.S. Stock Transfer Corporation is the transfer agent for the Company's common stock. U.S. Stock Transfer Corporation will tally the proxies and provide this information at the time of the Meeting.

What shares are included on the proxy card(s)?

        The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

        If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Corporation, located at 1745 Gardena Avenue, Suite 200, Glendale, CA 91204-2991, phone (818) 502-1404, or, if your shares are held by your broker or bank in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

        Only shares of common stock may vote. As of the Record Date, March 25, 2003, 2,157,075 shares of common stock were issued and outstanding. Each share of common stock is entitled to one vote at the Meeting.

What is a "quorum"?

        A "quorum" is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the Meeting. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

        For the election of the directors, once a quorum has been established, the nominees for director who receive the most votes will become our directors. There is no cumulative voting for the election of directors. A majority of quorum is required to approve the ratification of Perry-Smith LLP as independent accountants.

        If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

        Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a "no" vote.

How will we solicit proxies?

        We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the Meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone or by facsimile by our directors, officers, and employees without additional compensation.

VOTING SECURITIES

Outstanding Voting Securities and Record Date

        The Company has only one class of voting securities outstanding, identified as the Common Stock. In accordance with the Company's Bylaws, the Board of Directors has chosen March 25, 2003 as the "record date" to identify the shareholders entitled to notice of and the right to vote at the Meeting. As of such record date, 2,157,075 shares were outstanding, all of which will be entitled to vote at the Meeting. The determination of the shareholders entitled to vote at the Meeting and the number of shares those shareholders are entitled to vote were based upon the Company's records as of the record date.

Voting

        Each shareholder of record is entitled to one vote for each share held on all matters to come before the Meeting, including the election of the Company's directors. Abstentions in voting are treated as shares that are present and entitled to vote for purposes of determining if a quorum is present at the Meeting. Such votes, however, are not treated as voting for purposes of determining the approval of any matter submitted to the shareholders for a vote.

Security Ownership of Certain Beneficial Owners and Management

        The following information sets forth the securities ownership by persons known to the Company to own 5% or more of the Company's common stock, as of March 25, 2003. This information has been obtained from information furnished directly by the individual or entity to the Company and based on filings with the SEC.

Name of Beneficial Owner	Relationship With Company	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Harold M. Eastridge	Director	132,254 (2)	6.06%
Michael C. Wheeler	Director	133,280 (3)	6.11%

(1)
Unless otherwise indicated, the beneficial owner of these securities has sole voting and investment powers.

(2)
Includes an option for 26,348 shares, which is exercisable within 60 days of the Record Date.

(3)
Includes an option for 26,046 shares, which is exercisable within 60 days of the Record Date, 36,142 shares over which Mr. Wheeler has shared voting and disposition power, and 1,285 shares of which Mr. Wheeler disclaims beneficial ownership.

        The following table shows the number of shares of Common Stock and the percentage of the Common Stock beneficially owned by each director, executive officer, and for each person nominated and recommended to be elected by the current Board of Directors of the Company. The information is based upon the Company's records and information furnished to it by the nominees as of March 25, 2003.

Name of Director, Executive Officer, or Nominee	Age	Percentage of Common Shares Beneficially Owned	Relationship With Company	Director Since (Company/Bank)	Amount and Nature of Beneficial Ownership (1)
John L. Dowdell	66	0.67%	Director	1999/1999	14,551 (2)
Harold M. Eastridge	59	6.06%	Director	1995/1976	132,254 (3)
William H. Gilbert	63	3.70%	Director	1995/1988	80,925 (4)
John I. Jelavich	62	1.11%	President, Chief Executive Officer and Director	2000/2000	24,245 (5)
Donald H. Livingstone	60	0.75%	Director	1998/1998	16,370 (6)
Alfred G. Montna	58	0.78%	Director	1999/1999	16,918 (7)
David A. Offutt	63	4.00%	Director	1995/1976	87,215 (8)
William K. Retzer	59	2.50%	Director	1995/1979	54,667 (9)
Michael C. Wheeler	53	6.11%	Director	1995/1976	133,280 (10)
Kenneth M. Anderson	50	0.46%	Senior Vice President—Chief Banking Services Officer		9,919 (11)
Blaine C. Lauhon	40	1.09%	Senior Vice President—Regional Lending Manager		23,775 (12)
Douglas R. Marr	49	0.40%	Assistant Corporate Secretary of the Company, and Senior Vice President—Chief Credit Officer		8,741 (13)
Steven P. Olin	48	0.16%	Senior Vice President—Regional Lending Manager		3,390 (14)
Kevin R. Watson	37	0.07%	Chief Financial Officer and Corporate Secretary of the Company and Senior Vice President—Chief Financial Officer		1,467 (15)

All Directors, Executive Officers, and Nominees of the Company as a Group (14 in number)		25.44%			607,717 (16)

(1)
Unless otherwise indicated, the beneficial owner of these securities has sole voting and investment powers.

(2)
Includes an option for 12,287 shares, which is exercisable within 60 days of the Record Date.

(3)
Includes an option for 26,348 shares, which is exercisable within 60 days of the Record Date.

(4)
Includes 46,735 shares in a trust pursuant to which Mr. Gilbert has shared voting and disposition power and an option for 27,378 shares that is exercisable within 60 days of the Record Date.

(5)
Includes an option for 21,981 shares, which is exercisable within 60 days of the Record Date.

(6)
Includes an option for 14,046 shares, which is exercisable within 60 days of the Record Date.

(7)
Includes an option for 12,287 shares, which is exercisable within 60 days of the Record Date.

(8)
Includes an option for 24,550 shares, which is exercisable within 60 days of the Record Date.

(9)
Includes an option for 25,567 shares, which is exercisable within 60 days of the Record Date.

(10)
Includes an option for 26,046 shares, which is exercisable within 60 days of the Record Date, 36,142 shares over which Mr. Wheeler has shared voting and disposition power, and 1,285 shares of which Mr. Wheeler disclaims beneficial ownership.

(11)
Includes an option for 8,970 shares, which is exercisable within 60 days of the Record Date, and an estimated 385 shares allocated pursuant to the Bank's ESOP.

(12)
Includes an option for 20,385 shares, which is exercisable within 60 days of the Record Date, and an estimated 1,459 shares allocated pursuant to the Bank's ESOP.

(13)
Includes an option for 7,767 shares, which is exercisable within 60 days of the Record Date, and an estimated 280 shares allocated pursuant to the Bank's ESOP.

(14)
Includes an option for 2,762 shares, which is exercisable within 60 days of the Record Date, and an estimated 185 shares allocated pursuant to the Bank's ESOP.

(15)
Includes an option for 1,323 shares, which is exercisable within 60 days of the Record Date, and an estimated 84 shares allocated pursuant to the Bank's ESOP.

(16)
Includes options for 231,697 shares, which are exercisable within 60 days of the Record Date.

INFORMATION PERTAINING TO ELECTION OF DIRECTORS

PROPOSAL 1. ELECTION OF DIRECTORS

        The Company's Bylaws provide that the number of directors may be no less than seven (7) and no more than thirteen (13) with the exact number to be fixed from time to time by resolution of the Board of Directors. The number of directors is currently fixed at nine (9). Such directors, if elected, shall hold office until the next Annual Meeting of the Shareholders or until their earlier retirement, resignation, or removal from office. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such person as shall be designated by the Board of Directors to replace the nominee. The Board of Directors currently has no knowledge that any of the nominees will be unable or unwilling to serve. In the event that other persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees listed below as possible. There is no cumulative voting for the election of directors.

        There are no family relationships between any of the directors, officers, or persons nominated or chosen by the Board of Directors to become a director or officer. Set forth below are summaries of the background and business experience of all the directors and persons nominated to become a director. Unless otherwise indicated, each person has been engaged in the noted occupation with the same entity for more than five (5) years.

        JOHN L. DOWDELL is president and chief executive officer of Dowdell Financial Services, a company engaged in investment banking and the financial services industry. Prior to Dowdell Financial Services, he was vice president and manager of West Coast Investment Banking for A.G. Edwards. He was the founder, president, and chief executive officer of The Dowdell Corporation (which ultimately became part of Xerox Corporation), and Dowdell Securities, Inc.    Mr. Dowdell serves as a director for the Fremont-Rideout Health Group, a regional not-for-profit hospital system.

        HAROLD M. EASTRIDGE is chief executive officer of Trident Investment Corporation, a company engaged in real estate development, and is president of Feather River Construction, Inc., a builder and developer of residential and commercial properties. Mr. Eastridge has 30 years experience in real estate development and is a Certified Commercial Investment Member, a California Licensed Real Estate Broker, and a California Licensed Contractor.

        WILLIAM H. GILBERT is vice president of Gilbert Orchards, Inc., walnut growers. Prior to Gilbert Orchards, he coordinated the Investment Division of Wells Fargo Bank for the Sacramento and San Joaquin Valley. Mr. Gilbert serves as a director (and is a past chairman) for the Fremont-Rideout Health Group, a regional not-for-profit hospital system.

        JOHN I. JELAVICH has been president and chief executive officer of the Company and Bank since May of 2002. He was a self-employed consultant to the president and chief executive officer of the Bank from 1999 to 2000. Between 1988 and 1998, Mr. Jelavich was a regional vice president for Union Bank of California. Before joining Union Bank, Mr. Jelavich spent twenty years with Crocker National Bank and Hibernia Bank.

        DONALD H. LIVINGSTONE is a director for the Center of Entrepreneurship and a teaching professor at Marriott School of Management at Brigham Young University. Mr. Livingstone is trustee of the Eureka Family of Mutual Funds, which is an investment company registered under the Investment Company Act of 1940, and also serves as a director at Micrel, Inc., and is Chairman of the Audit Committee for each of these entities. In 1995, he retired after a 29-year career as a partner from an international public accounting firm where he specialized in serving financial institutions.

        ALFRED G. MONTNA is the owner of Montna Farms, a rice, walnut, and prune farm. He is general partner of A&G Montna Properties, a highly diversified rice and walnut farming, real estate development, and rice warehousing company. He is a partner in American Commodity Company, a worldwide rice marketing company. Mr. Montna is past chairman of Farmers' Rice Cooperative, the largest rice marketing organization in California.

        DAVID A. OFFUTT is president of the law firm Offutt, Shepard, Haven, Attorneys at law. He also serves as president of Consolidators Network, Inc., and president of M&O Enterprises Inc. Mr. Offutt is a member of the Yuba-Sutter Bar Association, the American Trial Lawyers Association, and the Consumer Attorneys of California.

        WILLIAM K. RETZER has been chairman of Examen, Inc., since 1992, a firm that performs analysis and cost containment of legal bills. He also served as chief executive officer of Examen, Inc., until 1999. Prior to Examen, Mr. Retzer had extensive experience in the healthcare industry including, executive vice president and director of Occupational Urgent Care Health System; chief executive officer of Mercy General Hospital; chief executive officer of Rideout Memorial Hospital; and administrator of Yuba County Hospital.

        MICHAEL C. WHEELER is president and general manager of Wheeler Chevrolet-Oldsmobile-Cadillac-Jeep-Mazda. Mr. Wheeler has 30 years experience in the automobile dealership business and has served as a director for the United Way.

Recommendation of Management

        THE BOARD OF DIRECTORS URGE YOU TO VOTE FOR PROPOSAL 1: TO ELECT THE NINE (9) NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED.

Information Concerning the Board of Directors and Certain Board Committees

  Board Committees

        The Company's Board of Directors has an Audit Committee. The Audit Committee monitors significant accounting policies, approves services rendered by the auditors, reviews audit and management reports, and makes recommendations regarding the appointment of independent auditors and the fees payable for their services. The following directors serve as members of the Audit Committee for the Company and the Bank: Donald H. Livingstone, Chairman; William H. Gilbert; David A. Offutt; and Michael C. Wheeler. The Company's Audit Committee met eight (8) times in 2002. (See "REPORT OF THE AUDIT COMMITTEE" contained at pages 21 through 23 of this Proxy Statement.)

        In 1998, the Bank merged its Insurance, Community Reinvestment Act, Compliance, and Investment committees into a newly formed committee designated as the Risk Management Committee. The Risk Management Committee is responsible for monitoring interest rate risk, the Bank's investment portfolio, insurance adequacy, compliance with federal and state laws and regulations, and credit review. The following directors serve as members of the Risk Management Committee: Michael C. Wheeler, Chairman; William H. Gilbert; Donald H. Livingstone; and David A. Offutt. During 2002, the Risk Management Committee met eight (8) times.

        During 2002, The Company's and Bank's boards of directors formalized a Stock Option/Personnel/Compensation Committee. The committee is responsible for analyzing, reviewing, and recommending for approval, the executive compensation for the Company's and Bank's executive officers, and other compensation and personnel matters, as appropriate. The following directors serve as members of the Stock Option/Personnel/Compensation Committee: William K. Retzer, Chairman; John L. Dowdell; Harold M. Eastridge; William H. Gilbert; and Donald H. Livingstone.

        During 2002, the Bank's Board of Directors held twelve (12) regular meetings, while the Company's Board of Directors held twelve (12) regular meetings and 1 special meeting. Each director, following his election, attended at least 75% of the aggregate of: (1) the total number of meetings of the Company's Board of Directors; and (2) the total number of meetings of the Board of Directors' committees on which they served.

        The Board recently formed a Nominating Committee. This committee is responsible for periodically evaluating the desirability of and recommending to the Board any changes in the size and composition of the Board, and selecting and evaluating directors in accordance with the general and specific criteria set forth in the committee charter. The following directors serve as members of the Nominating Committee: Michael C. Wheeler, Chairman; John L. Dowdell; Harold M. Eastridge; and William H. Gilbert. Security holders may make recommendations of nominees to the Board of Directors by submitting recommendations to the Nominating Committee indicating the reason why such nominee wants to be elected to the Board, the business background of such nominee, and other information required by section 3.3 of the Company's bylaws.

Executive Officers

        The Company's and Bank's executive officers serve at the pleasure of the boards and are subject to annual appointment by the boards at their respective first meeting following the annual shareholders meeting. Set forth below is certain information with respect to each executive officer of the Company and/or Bank.

Name	Age	Positions and Offices With the Company and/or Bank	Year Joined (Company/Bank)
Kenneth M. Anderson	50	Senior Vice President—Chief Banking Services Officer (2002-present); Senior Vice President—Business Development and Marketing (2001); Senior Vice President—Branch Services Officer of the Bank (2001); Senior Vice President Administrative Services of the Bank (1998-2001); Vice President of Business Development of the Bank (1994-1998); Assistant Vice President, Business Development Officer of the Bank (1994)	— /1994
John I. Jelavich	62	President and Chief Executive Officer of the Company and the Bank (2002-present)	2002/2002
Blaine C. Lauhon	40
		Senior Vice President—Regional Lending Manager (2001-present); Senior Vice President and Chief Lending Officer of the Bank (1998-present); Senior Vice President and Senior Credit Officer of the Bank (1996-1998); Assistant Loan Administrator of the Bank (1994-1996); Vice President, Loan Officer of the Bank (1990-1994).	— /1990
Douglas R. Marr	49
		Assistant Corporate Secretary of the Company (2000-present); Senior Vice President and Chief Credit Officer of the Bank (1998-present); Vice President and Administrative Credit Officer of the Bank (1998); Vice President and Senior Credit Officer of the Bank (1997-1998); Vice President and Senior Loan Officer of the Bank (1996-1997)	2000/1996
Steven P. Olin	48	Senior Vice President—Regional Lending Manager (2002-present); Vice President Commercial and Agricultural Lending (1998-2002).	— /1998
Kevin R. Watson	37
		Chief Financial Officer and Corporate Secretary of the Company and Senior Vice President—Chief Financial Officer of the Bank (2002-present); Controller and Assistant Corporate Secretary of the Company and Bank (2001-2002).	2001/2001

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth a summary of the compensation paid (for services rendered in all capacities) during the past three fiscal years to the Chief Executive Officers and the other most highly compensated officer with annual salary and bonus in excess of $100,000 (collectively, "named executive officers") of the Bank. All compensation is currently paid by the Bank.

Name	Position	Year	Salary		Bonus		Other Annual Compensation (1)		Long-Term Compensation Awards Options (2)	All Other Compensation
John I. Jelavich	President and Chief Executive Officer	2002		$95,481		$0		$0	15,482		$15,300 (3)
Larry D. Hartwig	Former President and Chief Executive Officer	2002 2001 2000	$ $ $	122,830 220,500 210,000	$ $ $	0 63,000 0	$ $ $	19,502 (4) 0 0	0 0 15,000	$ $ $	99,051 (5) 118,679 (5) 221,475 (5)
Blaine C. Lauhon	Senior Vice President—Regional Lending Manager	2002 2001 2000	$ $ $	98,853 97,007 93,457	$ $ $	5,000 18,775 0	$ $ $	0 0 0	2,000 0 5,261	$ $ $	14,381 (6) 13,207 (6) 9,420 (6)

(1)
Unless otherwise noted, no perquisites are reported as Other Annual Compensation as such perquisites did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for the named executive officers.

(2)
Long-term compensation awards represent the number of shares granted pursuant to the Company's stock option plans for the years indicated. The number of shares is as of the grant date and does not reflect subsequent adjustments, if applicable, for stock dividends.

(3)
Represents $15,300 accrued under Mr. Jelavich's Salary Continuation Agreement for 2002.

(4)
Includes $11,529 for accrued but unused vacation, and $7,973 associated with a car allowance.

(5)
Includes $4,736, $2,625, and $4,031 contributed to Mr. Hartwig's account in the Bank's 401(k) plan for 2000, 2001, and 2002, respectively; $84,705, $85,163, and $80,229 accrued under Mr. Hartwig's Salary Continuation Agreement for 2000, 2001, and 2002 respectively; $11,433 contributed to a private disability plan for 2001 and 2002; $2,435 contributed to a private life insurance policy for 2001 and 2002; $792 and $924 contributed to a term life insurance policy for 2001 and 2002, respectively; and $132,034 and $16,231 associated with Mr. Hartwig's relocation and living expenses paid in 2000 and 2001, respectively, pursuant to his 1999 employment contract.

(6)
Includes $2,905 and $3,116 contributed to Mr. Lauhon's account in the Bank's 401(k) plan for 2001 and 2002, respectively; $99 and $216 contributed to a term life insurance policy for 2001 and 2002; and $9,420, $10,203, and $11,049 accrued under a salary continuation agreement for 2000, 2001, and 2002, respectively.

Option Grants, Exercises and Holdings

        The following table shows information regarding stock options granted during 2002 to the named executive officers of the Company.

Option Grants in Last Fiscal Year

Individual Grants

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Securities Underlying Options Granted (#) (3)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Sh) (3)	Expiration Date
					5% ($)	10% ($)
John I. Jelavich	15,482 (1)	13.9%	$18.90	September 18, 2012	$184,021	$466,345
Blaine C. Lauhon	2,000 (1)	1.8%	$20.50	October 15, 2012	$25,785	$65,343

(1)
Options were granted pursuant to the California Independent Bancorp 1996 Stock Option Plan.

(2)
The 5% and 10% assumed compounded annual growth rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for the Company's common stock or actual performance.

(3)
The number of shares and exercise price per share are as of the grant date and thus do not reflect the effect, if any, of the Company's 5% stock dividend declared August 20, 2002 and distributed September 20, 2002.

        The following table shows information regarding stock options exercised during 2002 by the named executive officers of the Company and the value at December 31, 2002 of unexercised options held by such persons:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

			Number Of Securities Underlying Unexercised Options At Fiscal Year-End (#)	Value Of Unexercised In-The-Money Options At Fiscal Year-End ($)(1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
John I. Jelavich	-0-	$-0-	21,981/545	$155,812/$3,150
Blaine C. Lauhon	-0-	$-0-	20,385/4,646	$127,830/$23,494
Larry D. Hartwig	1,100	$2,629	4,357/-0-	$25,183/$0

(1)
Based on the last reported sale of $24.60 per share of the Company's Common Stock at December 31, 2002, less the applicable exercise price per share.

Compensation Plan Table

        The following table provides aggregate information as of the fiscal year ended December 31, 2002 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	363,885	$18.33	66,855
Equity compensation plans not approved by security holders	None	N/A	None

Total	363,885	$18.33	66,855

California Independent Bancorp 1989 Amended and Restated Stock Option Plan

        On June 13, 1995, the Company adopted the California Independent Bancorp 1989 Amended and Restated Stock Option Plan ("1989 Plan"). The 1989 Plan, previously known as the Feather River State Bank 1989 Stock Option Plan, set aside 519,759 shares of no par value Common Stock of the Company for which options could be granted to key, full-time salaried employees and officers of the Company and Bank, as well as non-employee directors of the Company and Bank. The shares have been adjusted to reflect stock dividends declared and paid since the commencement of the plan. The ability to grant additional options under the 1989 Plan expired in 1999.

        The exercise price of all options to be granted under the 1989 Plan must be at least 100% of the fair market value of the Company's Common Stock on the grant date and be paid in full at the time the option is exercised in cash, shares of the Company's Common Stock with a fair market value equal to the purchase price, or a combination thereof. Under the 1989 Plan, all options expire no more than ten (10) years after the date of grant.

        In the case of termination of employment or status as a director, no additional options become exercisable, and exercise rights cease after three (3) months and one (1) day unless employment or status as a director is terminated because of death or disability, in which case the option may be exercised for not more than one year following termination. In case of termination of employment for cause, or cessation of status as a director as a result of being removed from office by a bank regulatory authority or by judicial process, exercise rights cease immediately.

California Independent Bancorp 1996 Stock Option Plan

        On April 9, 1996, the Company adopted the California Independent Bancorp 1996 Stock Option Plan ("1996 Plan"), which sets aside 199,797 shares of no par value Common Stock of the Company for which options may be granted to key, full-time salaried employees and officers of the Company and its subsidiaries, as well as non-employee directors of the Company and its subsidiaries. The shares have been adjusted to reflect stock dividends declared and paid since the commencement of the plan.

        The exercise price of all options to be granted under the 1996 Plan must be at least 100% of the fair market value of the Company's Common Stock on the grant date and be paid in full at the time the option is exercised in cash, shares of the Company's Common Stock with a fair market value equal to the purchase price, or a combination thereof. Under the 1996 Plan, all options expire no more than ten years after the date of grant.

        In the case of termination of employment or status as a director, no additional options become exercisable, and exercise rights cease after three (3) months and one (1) day unless employment or status as a director is terminated because of death or disability, in which case the option may be exercised for not more than one year following termination. In case of termination of employment for cause, or cessation of status as a director as a result of being removed from office by a bank regulatory authority or by judicial process, exercise rights cease immediately.

California Independent Bancorp 2000 Stock Option Plan

        On May 17, 2000, the Company's shareholder's approved the California Independent Bancorp 2000 Stock Option Plan ("2000 Plan"). The purpose of the 2000 Plan is to offer selected employees, directors, and consultants of the Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase their interest, by purchasing shares of the Company's Common Stock. Options under the 2000 Plan may be issued as either incentive stock options or non-qualified stock options at the discretion of the Company's Board of Directors or a committee appointed by the Board of Directors ("Committee"). The aggregate number of shares of Common Stock reserved for issuance upon the exercise of options is 115,762 shares. The shares have been adjusted to reflect stock dividends declared and paid since the commencement of the plan.

        The 2000 Plan provides for the grant of Incentive Stock Options ("ISO") to employees, including directors and officers who are also employees, of the Company and its subsidiaries. All other awards may be granted to employees, officers and directors of the Company and its subsidiaries. Other awards may also be granted to the Company's consultants, independent contractors, and advisors, provided they render bona fide services in connection with the Company's operations which are not in connection with the offer and sale of securities in a capital-raising transaction.

        Each option will be evidenced by an Award Agreement between the Company and the eligible participant to whom such option may be granted which will expressly identify the option as an ISO or a Non-qualified Stock Option ("NQSO"). Options granted may be exercised within the times or upon the events determined by the Committee as set forth in the Award Agreement governing such option. However, no option will be exercisable after the expiration of 120 months from the date the option is granted. No ISO granted to a ten percent (10%) shareholder shall be exercisable after the expiration of five years from the date the ISO is granted. Any ISO granted to an employee who is not a Company officer, director, or consultant, shall be exercisable at a rate that is at least twenty percent (20%) per year over five (5) years from the date the ISO is granted. The Committee may also provide for options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares or percentage of shares as the Committee determines.

        The vesting of any option granted under the 2000 Plan will be determined by the Committee at its sole discretion. In the event, however, of an optionee's disability or death, the option shall expire twelve (12) months after the date of death or disability unless otherwise provided in the optionee's Award Agreement, provided that such period is at least six (6) months. Furthermore, should the optionee's service as an employee, director, or nondirector consultant be terminated by the Company for "cause," the option shall expire immediately after notice of such termination is sent to the optionee. Should the optionee's service be terminated for any reason other than death, disability, or cause, the option shall expire three (3) months after such termination, unless otherwise provided in the Optionee's Award Agreement.

        The exercise price of each NQSO granted pursuant to the 2000 Plan will be determined by the Committee, but may not be less than eighty five percent (85%) of the fair market value of the stock subject to the option on the date the option is granted. The exercise price of each ISO granted pursuant to the 2000 Plan will also be determined by the Committee, but may not be less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted, unless the optionee owns stock possessing more than ten percent (10%) of the total combined voting power of the Company. In such event, the purchase price of the stock subject to the ISO may not be less than one hundred and ten percent (110%) of the fair market value of the stock subject to the option on the date the ISO is granted.

        At the discretion of the Committee, a stock bonus may be awarded for services rendered to the Company. The award of shares may be in Restricted Stock. The Committee may award more than one stock bonus to a participant and each award may be subject to different performance criteria. If a participant is terminated during a performance period, such participant will be entitled to payment (whether in shares, cash, or otherwise) with respect to the stock bonus only to the extent earned as of the termination date in accordance with the Performance Stock Bonus Agreement, unless determined otherwise by the Committee.

        The exercise price of shares issued pursuant to the exercise of an option pursuant to the 2000 Plan may be made: (i) in cash; (ii) all or in part with shares which have already been owned by the optionee or their representative for more than six (6) months, valued at their fair market value as of the date the new shares are purchased; (iii) by delivery, on a form prescribed by the Company, of an irrevocable direction to a Company-approved securities broker to sell shares and to deliver all or part of the sales proceeds to the Company for payment of all or part of the exercise price and any withholding taxes; (iv) except for executive officers and directors, by the delivery, on a form prescribed by the Company, of an irrevocable direction to pledge shares to a Company-approved securities broker or lender, as security for a loan, and to deliver all or part of the loan proceeds to the Company as payment of all or part of the exercise price and any withholding taxes; or (v) any combination of the above permissible forms of payment. In the discretion of the Committee, payment of the exercise price of an option may be accepted in any of such forms or as the Committee may otherwise provide in the Award Agreement.

        The Company's Board of Directors may amend the 2000 Plan at any time or from time to time. The Board of Directors, however, will not, without the approval of the shareholders of the Company, amend the 2000 Plan in any manner that requires such shareholder approval pursuant to the Internal Revenue Code or the regulations promulgated thereunder, or the Exchange Act or Rule 16b-3 (or its successor), as amended, as such provisions apply to ISO plans. The 2000 Plan will terminate ten (10) years from the Effective Date.

Executive Severance Agreements

        Effective May 10, 2002, President and Chief Executive Officer Larry D. Hartwig retired from his directorship and officer positions with the Company and the Bank. In conjunction with his resignation, Mr. Hartwig entered into a Severance Agreement dated May 8, 2002.

        Mr. Hartwig's Severance Agreement provides that in consideration for the releases and agreements set forth therein, Mr. Hartwig would have the following severance benefits: (1) any unpaid portion of his earned wages, vacation pay, car allowance, and country club membership dues as though he worked through July 19, 2002; (2) the Company shall match, pursuant to the plan's limitations, any contributions made by Mr. Hartwig through the effective date of the agreement in 2002 to the Company's 401(k) plan; (3) reimbursement for all reasonable documented unreimbursed business expenses incurred in the performance of his duties through the Severance Date; (4) the Company for a two-year period from the Severance Date of the agreement shall provide to Mr. Hartwig all current life insurance, medical, dental, vision, hospitalization, and long-term disability insurance, and following the two year period Mr. Hartwig shall be entitled to elect to receive COBRA benefits as provided by law; (5) Mr. Hartwig would receive vesting of an additional 1,000 options under his stock option agreement in the California Independent Bancorp 2000 Stock Option Plan, and that those options along with the 3,150 options that were already vested as of the date of the agreement shall expire on July 31, 2003; and (6) Mr. Hartwig shall pay the employer the sum of $234,992 to fund the remaining portion of his

Salary Continuation Plan. Thereafter, commencing July 1, 2005, Employer shall pay to Mr. Hartwig each month for a period of 180 months an amount equal to $6,250. In the event that Mr. Hartwig dies prior to the expiration of the 180 month period, such payments shall be made to Mr. Hartwig's surviving spouse or, if none, to the duly qualified personal representative, executor, or administrator of his estate.

Executive Salary Continuation Agreements

        On May 16, 1999, the Bank entered into an Executive Salary Continuation Agreement with Mr. Lauhon. The terms of Mr. Lauhon's agreement provide that if he continues to be employed by the Bank until he reaches age 55, upon retirement he will receive an annual retirement benefit in the amount of $40,000, payable monthly for a period of 15 years following retirement, subject to certain conditions set forth in the Agreement. Mr. Lauhon's agreement further provides that should he be employed by the Bank for a period of at least four continuous years and is terminated by the Bank without cause, he will be considered to be vested in 30% of the total amount that he would otherwise receive and will become vested in an additional 10% for each succeeding year until he becomes 100% vested. In the event of a change in control of the Bank, Mr. Lauhon becomes fully vested, and if his employment is terminated as a result of a change in control, he will be entitled to the full amount for the appropriate plan year pursuant to the terms and conditions of his agreement.

        On October 27, 1999, Mr. Hartwig entered into an Executive Salary Continuation Agreement with the Bank. Mr. Hartwig's agreement, as amended by his Severance Agreement dated May 8, 2002, provides that commencing July 1, 2005, he will receive an annual retirement benefit in the amount of $75,000, payable monthly for a period of 15 years.

        On February 21, 2003, Mr. Jelavich entered into an Executive Salary Continuation Plan with the Bank. The terms of the agreement provide that if he continues to be employed by the Bank until May 2007, upon retirement he will receive an annual retirement benefit in the amount of $50,000, for a period of 15 years following retirement, subject to vesting and certain conditions set forth in the agreement. In the event of a change in control of the Bank, and if his employment is terminated within twelve months as a result of a change in control, Mr. Jelavich becomes fully vested and he will be entitled to the full amount as if he retired after May 15, 2007.

        The Bank purchased single premium life insurance policies on Mr. Lauhon, Mr. Hartwig, and Mr. Jelavich in order to meet its obligations under the respective agreements and to indemnify the Bank against loss. The Bank is named as owner and beneficiary under each of the insurance policies.

Employment Security Agreement

        The Company and Bank entered into Employment Security Agreements ("ESA") with the following executive officers: John Jelavich, President and Chief Executive Officer; Kenneth Anderson, Senior Vice President ("SVP"), Chief Banking Services Officer; Blaine Lauhon, SVP, Regional Lending Manager; Doug Marr, SVP, Chief Credit Officer; and Kevin Watson, SVP, Chief Financial Officer.

        The purpose for entering into the ESAs was to assure the continuity of senior management in the event of a change in control in the Company or Bank. The ESAs have one-year terms that are automatically extended for an additional year unless written notice is provided to the executive by October 1 that the expiration date will not be extended. In the event that the executive is terminated after a change in control in a manner that constitutes a "Covered Termination" as defined in the agreement, the exclusive is entitled to the following benefits:

  1.
  The payment of one times the amount of their highest annual base salary in five installments.

  2.
  Any stock options granted to the executive under any Company incentive plans that were not fully vested and-exercisable become fully vested and immediately exercisable. Such options will be exercisable for a period of 90 days from the date of the "Covered Termination" (or such greater period as may be provided in the related plan). Any restrictions on payment or transfer of previously granted incentive awards immediately lapse.

  3.
  The Company and Bank must maintain for a period of twelve months following a "Covered Termination" any "Welfare Benefits," such as life insurance coverage and health and disability benefits, which were being provided to the executive at the time of the covered termination.

Feather River State Bank 401(k) Plan and Employee Stock Ownership Plan

        The Board of Directors of the Bank adopted the Feather River State Bank Employee Stock Ownership Plan ("ESOP"), effective as of January 1, 1989, to be funded by annual contributions by the Bank, to be invested primarily in the Bank's Common Stock (and following formation of the Company, Company Stock). The purpose of the ESOP is to reward employees for long and loyal service by providing them with retirement benefits. During 1995, the Bank amended the ESOP to add 401(k) provisions. In 2001, the ESOP was amended and restated to separate the 401(k) components from the plan

        The ESOP's Trustees are three officers of the Bank. All employees who have completed three months of service with the Bank and are at least 21 years of age are eligible to participate in the ESOP. An employee or their beneficiary is entitled to the full amount of the employee's account balance in the event of their normal retirement at age 65, early retirement at age 55 and having completed 7 years of service, or their death. In the event of an employee's termination of employment for any reason other than retirement or death, the employee shall be entitled to only the vested percentage of their account balance.

        During 2000, the ESOP borrowed $200,000 from United ComServe, a non-profit corporation, for the purpose of purchasing the Company's common stock. The Bank agreed to make an annual contribution sufficient in amount to make five annual principal payments of $40,000 plus quarterly interest payments based upon an interest rate of prime minus 1/2%. As of December 31, 2002, the ESOP loan had a balance of $80,000.

        All full-time employees who have reached the age of 21 are eligible to participate in the 401(k) Qualified Savings Plan ("the Plan") following 90 days of employment. All eligible employees are 100% vested in their own contributions, which may be any whole percentage of pay between 2% and 15%, inclusive. Contributions are invested with Principal Financial Group under employee directed investment options. Beginning January 2000, the Bank has made annual matching contributions equal to 50% of each employee's elective contributions not exceeding 6% of their pay. Of the matching contributions, 50% is applied in cash and 50% of the funds are applied to the purchase of Company common stock.

DIRECTORS' COMPENSATION

        From January 2002 to December 2002, except for Mr. Offutt, Mr. Montna, and Mr. Jelavich, directors of the Company received $710 for each board meeting attended. From January 2002 to June 2002, Mr. Offutt received $803 while he was Chairman for each board meeting attended, and from July 2002 to December 2002, he received $710 for each meeting attended. From January 2002 to June 2002, Mr. Montna received $710 for each meeting attended, and from July 2002 to December 2002, he received $803 while he was Chairman for each meeting attended. From January 2002 to June 2002, Mr. Jelavich received $710 for each meeting attended, and received no additional compensation for attending the board meetings from July 2002 to December 2002.

        From January 2002 to December 2002, except for Mr. Offutt, Mr. Montna, and Mr. Jelavich, directors of the Bank received $1,440 for each board meeting attended. From January 2002 to

June 2002, Mr. Offutt received $1,847 while he was Chairman for each board meeting attended, and from July 2002 to December 2002, he received $1,440 for each meeting attended. From January 2002 to June 2002, Mr. Montna received $1,440 for each meeting attended, and from July 2002 to December 2002, he received $1,847 while he was Chairman for each meeting attended. From January 2002 to June 2002, Mr. Jelavich received $1,440 for each meeting attended, and received no additional compensation for attending the board meetings from July 2002 to December 2002.

Director's Deferred Compensation

        On July 19, 1994, the Bank entered into a Deferred Compensation Agreement with William H. Gilbert, a director of the Company. Under the Deferred Compensation Agreement, Mr. Gilbert has elected to defer $1,000 per month of the director's fees to which he is entitled. He may change this election prior to January 1 of any year for the upcoming year. Interest on the amount deferred is credited at a rate equal to the prime rate as published in The Wall Street Journal on the last day of the preceding year.

        Upon attainment of age 66 and 12 years of service as a director of the Bank from the date of the Deferred Compensation Agreement, Mr. Gilbert will be entitled to payments of $29,416 per year for 15 years in lieu of the amount that he has deferred plus the interest accrued thereon ("Gilbert Deferral Account Balance"). In the event that Mr. Gilbert no longer serves as a director of the Bank prior to attaining age 66, is disabled, or there is a change of control of the Bank, he will be entitled to the Gilbert Deferral Account Balance in lieu of any other benefit. In the event of Mr. Gilbert's death, his beneficiary will be entitled to payments of $29,416 per year for 15 years.

        Under the Deferred Compensation Agreement, Mr. Gilbert is a general unsecured creditor of the Bank. The Bank has purchased an insurance policy on the life of Mr. Gilbert to enable the Bank to make payments as required by the Deferred Compensation Agreement.

        On April 1, 1999, the Bank entered into a Director Deferred Fee Agreement with David A. Offutt, a director of the Company. Pursuant to the agreement, from January 1999 to June 2000, Mr. Offutt elected to defer $2,500 per month of his director's fees. From July 2000 to September 2001, Mr. Offutt elected to defer $2,550 per month of his director's fees. From October 2001 to June 2002, Mr. Offutt elected to defer $2,650 of his director's fees. From July 2002 to December 2002, Mr. Offutt elected to defer $2,150 of his director's fees. He may change this election prior to January 1 of any year for the upcoming year. Interest on the amount deferred is credited at a rate equal to the "prime rate" as published in The Wall Street Journal as of the anniversary date of the agreement.

        Effective January 1, 2003, Mr. Offutt elected to discontinue the deferral of his director's fees. Interest will continue to be credited at a rate calculated pursuant to the plan on the deferred account balance.

        Upon attainment of age 66, Mr. Offutt will be entitled to payments of the amount that he has deferred plus the interest accrued thereon ("Offutt Deferral Account Balance") in 180 equal monthly installments. In the event that Mr. Offutt no longer serves as a director of the Bank prior to attaining age 66, due to a disability, he is entitled to the Offutt Deferral Account Balance with payments made in 180 equal monthly installments from the date of his termination of service. In the event that there is a change of control of the Bank, he will be entitled to the Offutt Deferral Account Balance with payment made in a lump sum within ninety days from the date of his termination of service. In the event of Mr. Offutt's death, his beneficiary will be entitled to the greater amount of $333,213 or the Offutt Deferral Account Balance with payments made in 180 equal monthly installments from the date of his death.

        The agreement further provides that Mr. Offutt is a general unsecured creditor of the Bank. The Bank has purchased an insurance policy on the life of Mr. Offutt to enable the Bank to make payments as required by the Director Deferred Fee Agreement.

INDEBTEDNESS OF MANAGEMENT AND OTHER TRANSACTIONS

        The Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with its directors, executive officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans comparable to transactions with others. Such transactions did not involve more than the normal risks of collectibility or present other unfavorable features. At December 31, 2002, the aggregate amount of loans totaled $3,683,000, and undisbursed commitments totaled $377,000.

PERFORMANCE GRAPH

        As part of the proxy statement disclosure requirements mandated by the Securities and Exchange Commission, the Company is required to provide a minimum five-year comparison of the cumulative total stockholder return on its Common Stock with that of a broad equity market index and either a published industry index or a Company-constructed peer group index.

        The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during each of the stated years, ended December 31, with the cumulative total return on the NASDAQ Total Return Index and the SNL Securities, Inc. Bank Index for banks between $250 million to $500 million in asset size. The comparison assumes $100 was invested on December 31, 1997 in the Company's Common Stock and in each of the foregoing indices and the reinvestment of dividends. The performance graph will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

        There can be no assurance as to future trends in the cumulative total return of the Company's Common Stock or of the following indices. The Company does not make or endorse any predictions as to future stock performance.

	Period Ending
Index
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
California Independent Bancorp	100.00	89.10	81.88	97.58	124.40	144.95
NASDAQ—Total US	100.00	140.99	261.48	157.42	124.89	86.33
SNL $250M-$500M Bank Index	100.00	89.55	83.31	80.22	113.97	146.96

COMPLIANCE WITH SECTION 16(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any person who owns more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, no person owns ten percent (10%) or more of the Company's Common Stock.

        Based solely on its review of the copies of such forms received by it, or written representations from certain persons that no Form 5 was required to be filed, the Company believes that for the period from January 1, 2002 through December 31, 2002, its officers and directors complied with all applicable filing requirements.

REPORT ON EXECUTIVE COMPENSATION

        The foregoing report on executive compensation will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

The Stock Option/Personnel/Compensation Committee

        The Stock Option/Personnel/Compensation Committee (the "Compensation Committee") analyzes, reviews, and recommends for approval the executive compensation for the Company's and Bank's executive officers. The following directors serve as members of the Compensation Committee: William K. Retzer, Chairman; John L. Dowdell; Harold M. Eastridge; William H. Gilbert; and Donald H. Livingstone.

        The Compensation Committee considers the tax law limitation of deductibility of executive compensation of $1,000,000 per executive for publicly held corporations. The Compensation Committee does not believe that this limitation will affect the Company as they do not anticipate that their executives' compensation will approach this limit.

Compensation Philosophy

        The Company's compensation philosophy is to provide executive officers with compensation that is competitive with that paid by industry peers consisting of banks located in Northern California of similar asset size, financial performance, and marketing strategy.

Corporate Performance Factors

        It is the policy of the Boards to determine the components of executive compensation principally upon the basis of corporate performance. Among the performance factors considered are profitability, capital levels, and asset quality (non-performing assets, loan delinquencies, and loan charge-offs), net interest margin, Return on Assets, and Return on Equity. In considering these factors, the Boards do not assign any quantitative weight to the factors considered, but consider all the factors taken together.

Individual Performance Factors

        Increases to an executive officer's base salary are determined, in part, based on the officer's responsibilities.

Compensation—Salaries and Bonus Awards

        The Boards decide upon the salary for each executive officer based on the recommendation of the Compensation Committee. Recommendations of the Compensation Committee are based on their review of industry peer group data for both corporate performance and compensation, and evaluations of the performance of each executive officer. Industry peer group data for compensation are obtained from regulatory agencies and industry trade groups.

        Certain executive officers of the Company are eligible to participate in the Bank's Executive Incentive Compensation Plan ("Incentive Compensation Plan"). The Incentive Compensation Plan was established to provide the Bank's executives a total compensation program based upon the Bank's and individual executive's performance and results.

        In order for any executive to be eligible for an incentive award, the Bank must achieve a minimum performance threshold that is measured by required standards for return on equity, return on assets, Capital, Tier 1 Leverage Ratio, asset quality, Efficiency Ratio, classified loans, and deposit and loan growth. Additionally, the executive is required to achieve an individual performance rating of "Achieves Expectations" or higher and must have been employed in an eligible position for one full calendar quarter. Upon achieving this criteria, the executive is eligible to receive an incentive award that is based 75% upon the Bank's performance, and 25% upon the executive's performance. The amount of the award is calculated as a percentage of the executive's base salary, depending upon the executive's position, attained levels of net income, and the executive's performance rating.

        Finally, the Compensation Committee also has the authority to recommend to the Board, to award special performance bonuses based upon the executive's outstanding service to the Company.

Chief Executive Officer Compensation

        John I. Jelavich serves as the president and chief executive officer of the Company and the Bank. Mr. Jelavich's salary is based upon his performance and a review of industry peer group data. (See "Compensation—Salaries and Bonus Awards.") Mr. Jelavich's incentive compensation is based upon the achievement of profitability as measured by the Company's budget forecast for the fiscal year. (See "Compensation—Salaries and Bonus Awards.")

        Larry Hartwig's compensation, former president and chief executive officer, was based on his employment contract. He was engaged in 1999 and his compensation was negotiated through review of industry peer group data and with the assistance of an executive search firm.

The Compensation and Personnel Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee serves or has served as an officer or employee of the Company or its subsidiaries. Additionally, when the Company's Board of Directors served as the Company and Bank's Compensation and Personnel Committee, Mr. Jelavich was not allowed to participate in matters effecting his compensation.

REPORT OF THE AUDIT COMMITTEE

        THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE INFORMATION CONTAINED IN THE REPORT BY REFERENCE. ADDITIONALLY, THE REPORT SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

        In accordance with its written charter (included as an exhibit to the 2001 Definitive Proxy Statement) adopted by the Company's Board of Directors ("Board"), the Board's Audit Committee (the "Audit Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company, and such other duties as the Board may assign. Each Audit Committee member meets the definition of an "Independent Director" as set forth in Rule 4002(a)(14) of the NASDAQ listing standards, the listing standard applicable to the Company.

        The Audit Committee obtained from the independent auditors, Perry-Smith LLP, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

        The Audit Committee also discussed with Management and the independent auditors the quality and adequacy of the Company's internal controls and internal audit organization, responsibilities, budget and staffing. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks. Additionally, the Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61.

        The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2002, with Management and the independent auditors. Management has the responsibility for the preparation of the Company's consolidated financial statements and the independent auditors have the responsibility for the examination of those statements.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that audited consolidated financials be included in the Company's Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Audit Committee Members

        The members of the Committee include: Donald H. Livingstone, Chairman; William H. Gilbert; David A, Offutt; and Michael C. Wheeler.

Change in Independent Public Accountants

        The accounting firm of Perry-Smith LLP was selected as the Company's independent public accountants for 2002. Arthur Andersen LLP ("Andersen") served as the Company's independent public accountants for 2001. On March 28, 2002, the Company decided not to renew the engagement of Andersen and appointed Perry-Smith LLP as its new independent public accountants, effective on such date. This determination followed the Company's decision to seek proposals from independent public accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2002.

        The decision not to renew the engagement of Andersen and to retain Perry-Smith LLP was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. The decision was based on proposals from national and regional accounting firms and reflected the Audit Committee's judgment as to which firm was best suited to deliver external audits to the Company in light of relevant factors such as the firm's depth of experience, breadth of resources, commitment to provide exceptional service, ability to handle transition issues and location of key personnel.

        During the Company's two most recent fiscal years ended December 31, and the subsequent interim period through March 28, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through March 28, 2002.

        Andersen's report on the Company's 2001 consolidated financial statements was filed with the Securities and Exchange Commission on March 27, 2002 in conjunction with the Company's filing of its Annual report on Form 10-K for the year ended December 31, 2001. The audit reports of Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Company's two most recent fiscal years ended December 31, and the subsequent interim period through March 28, 2002, the Company did not consult with Perry-Smith LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Committee Financial Expert

        Donald H. Livingstone, Audit Committee Chairman, is a director for the Center of Entrepreneurship and a teaching professor at Marriott School of Management at Brigham Young University. In 1995, he retired after a 29-year career as a partner from an international public accounting firm where he specialized in serving financial institutions.

Audit Fees

        The aggregate fees billed for professional services rendered by Perry-Smith LLP during the Company's 2002 fiscal year for review of the Company's consolidated annual financial statements and those consolidated financial statements included in the Company's quarterly reports on Form 10-Q totaled $95,500.

Audit-Related Fees

        The aggregate fees billed for audit related services rendered by Perry-Smith during the Company's fiscal year 2002 totaled $17,000, which related to the audits of the Company's 401(k) and ESOP plan trusts.

Financial Information Systems Design and Implementation Fees

        Perry-Smith LLP was not engaged to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2002.

All Other Fees

        The aggregate fees billed for non-audit services rendered by Perry-Smith during the Company's fiscal year 2002 totaled $47,090, which involved tax related services and advisory services in connection with the Company's Strategic Plan and Executive Compensation Plan.

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

        The Board of Directors has selected and appointed Perry-Smith LLP, independent public accountants, to examine the consolidated financial statements of the Company for the year ending

December 31, 2003. In recognition of the important role of the independent public accountants, the Board of Directors has determined that its selection of the independent public accountants should be submitted to the shareholders for review and ratification on an annual basis. If ratified, Perry-Smith LLP will serve as the independent certified public accountant for the Company and the Bank.

        Perry-Smith LLP is a full-service regional accounting firm that provides audit, tax, and consulting services to a broad range of clients and industries. Since the firm's founding in 1984, Perry-Smith LLP has developed an expertise, and has earned an outstanding reputation, in its representation of more than thirty Northern California and Nevada financial institutions. Based upon this experience, reputation, and other factors; the Audit Committee recommended, and Board of Directors has selected, Perry-Smith LLP as the Company's independent certified public accountant for 2003.

        In the event the appointment is not ratified through the affirmative vote of a majority of the outstanding shares, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent certified public accountants for 2003. Because of the difficulty and expense of making any substitution of auditors after the beginning of the current year, it is the intention of the Board of Directors that the appointment of Perry-Smith LLP for the year 2003 will stand unless, for other reasons, the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accountant to replace an independent public accountant ratified by the shareholders in the event the Board of Directors determines that the interests of the Company require such a change.

        A representative of Perry-Smith LLP is expected to be present at the Meeting, will be provided the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions of shareholders.

Recommendation of Management

        THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF RATIFICATION OF THE APPOINTMENT OF PERRY-SMITH LLP TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY. YOU ARE URGED TO VOTE FOR PROPOSAL 2.

SHAREHOLDER PROPOSALS

        Any shareholder desiring to submit a proposal for inclusion in next year's Proxy Statement must assure that their proposal is received by 5:00 p.m. on December 5, 2003. However, if the date of next year's annual meeting is set more than thirty days from the date of this year's meeting, the notice must be received by the Secretary in a reasonable time before we mail our Proxy Statement. All such shareholder proposals must be mailed, e-mailed, faxed, or otherwise delivered by other electronic media to the attention of the Company's secretary at its executive offices located at 1227 Bridge Street, Suite C, Yuba City, California 95991. Finally, all shareholder proposals must meet the requirements set forth in Securities and Exchange Commission Rule 14a-8.

        For any proposal that is not submitted for inclusion in next year's Proxy Statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on February 18, 2004, and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on February 18, 2004.

        Notices of intention to present proposal at the 2004 Annual Meeting should be addressed to California Independent Bancorp, 1227 Bridge Street, Suite C, Yuba City, California 95991, Attention:

Corporate Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT TO SHAREHOLDERS

        The Company's Annual Report for the year ended December 31, 2002, including consolidated audited financial statements, has been mailed to the shareholders concurrently with this proxy statement, but such Annual Report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Form 10-K and all other periodic filings made with the Securities and Exchange Commission are available on the SEC's website (www.sec.gov) or upon written request to the Company at 1227 Bridge Street, Suite C, Yuba City, California 95991, Attention: Corporate Secretary.

OTHER BUSINESS

        The Company does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted by the Proxy Holders in accordance with their best business judgment.

April 4, 2003
Yuba City, California

By Order of the Board of Directors,
/s/ KEVIN R. WATSON Kevin R. Watson, Corporate Secretary

PROXY
CALIFORNIA INDEPENDENT BANCORP
Solicited by the Board of Directors for the Annual Meeting of Shareholders
May 20, 2003

        The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of California Independent Bancorp and the accompanying Proxy Statement dated April 4, 2003, and, revoking any Proxy heretofore given, hereby constitutes and appoints David A. Offutt, Michael C. Wheeler, and William H. Gilbert, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of California Independent Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of California Independent Bancorp, to be held at Feather River State Bank, 777 Colusa Avenue, Yuba City, California, on Tuesday, May 20, 2003, at 6:00 p.m. (Pacific Daylight Time) or at any adjournment thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all matters that may be properly presented for action at the meeting or any adjournments thereof. All properly executed proxies will be voted as indicated.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

1.	To elect as directors the nominees set forth below:	FOR all nominees listed below (except as marked to the contrary below). ☐	WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

INSTRUCTION: To withhold authority to vote for any individual nominee, circle and initial the nominees name in the list below:

J. Dowdell, H. Eastridge, W. Gilbert, J. Jelavich, D. Livingstone, A. Montna, D. Offutt, W. Retzer, and M. Wheeler.

2.    To approve the proposal to ratify the appointment of Perry-Smith LLP as independent public accountants for the Company's 2003 fiscal year.

☐    FOR ☐    AGAINST ☐    ABSTAIN

3.    To transact such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY AND ON THE BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, AND 2, AND DISCRETIONARY AUTHORITY WILL BE GRANTED AS TO PROPOSAL 3.

        WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

I/WE do	or; I/WE do not	expect to attend this meeting.
Please sign exactly as your name appears on the share certificates. When shares are held by joint tenants, all joint owners should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one person is serving in such a capacity, all should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Signature
Signature (if held jointly)
Date

QuickLinks

CALIFORNIA INDEPENDENT BANCORP 1227 BRIDGE STREET, SUITE C YUBA CITY, CALIFORNIA 95991 (530) 674-6000
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2003 6:00 P.M. (Pacific Daylight Time)
CALIFORNIA INDEPENDENT BANCORP PROXY STATEMENT INFORMATION CONCERNING PROXY
ABOUT THE MEETING
VOTING SECURITIES
INFORMATION PERTAINING TO ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Option Grants in Last Fiscal Year Individual Grants
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
DIRECTORS' COMPENSATION
INDEBTEDNESS OF MANAGEMENT AND OTHER TRANSACTIONS
PERFORMANCE GRAPH
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
SHAREHOLDER PROPOSALS
ANNUAL REPORT TO SHAREHOLDERS
OTHER BUSINESS
PROXY CALIFORNIA INDEPENDENT BANCORP Solicited by the Board of Directors for the Annual Meeting of Shareholders May 20, 2003